UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
August 26, 2009
(Date of Report (Date of Earliest Event Reported))

Alexza Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51820 (Commission File Number)	77-0567768 (IRS Employer Identification Number)
Alexza Pharmaceuticals, Inc.
2091 Stierlin Court
Mountain View, California 94043
(Address of Principal Executive Offices)

(650) 944-7000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
On August 26, 2009, Alexza Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Report”) to report, among other things, that the Company completed the closing of its previously reported agreement to acquire all of the outstanding equity securities of Symphony Allegro, Inc. (“Symphony Allegro”) from Symphony Allegro Holdings LLC (“Holdings”) pursuant to the option to purchase such securities granted to it under that certain Amended and Restated Purchase Option Agreement, dated as of June 15, 2009, by and among the Company, Holdings and Symphony Allegro. This Current Report on Form 8-K/A amends and supplements the Original Report to provide the required financial statements and pro forma financial information that were not filed with the Original Report and that are permitted to be filed by this amendment. The other disclosures made in the Original Report are unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The audited financial statements required by this item for the years ended December 31, 2008 and 2007 are included herein as Exhibit 99.1.
The unaudited condensed financial statements for the interim periods required by this item as of June 30, 2009 and for the six months ended June 30, 2009 and 2008 are included herein as Exhibit 99.2.
(b) Pro Forma Financial Information.
The pro forma financial information required by this item as of and for the six months ended June 30, 2009 and for the year ended December 31, 2008 is included herein as Exhibit 99.3.
(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Symphony Allegro, Inc. as of and for the years ended December 31, 2008 and 2007, and for the period from October 23, 2006 (inception) to December 31, 2008.

99.2
Unaudited condensed balance sheet of Symphony Allegro, Inc. as of June 30, 2009 and unaudited condensed statements of operations and cash flows for the six months ended June 30, 2009 and 2008 and for the period from October 23, 2006 (inception) to June 30, 2009.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALEXZA PHARMACEUTICALS, INC. (Registrant)
By:	/s/ August J. Moretti
	Name:	August J. Moretti
	Title:	Senior Vice President and Chief Financial Officer

	Dated:	October 14, 2009

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Independent Auditors.

99.1	Audited financial statements of Symphony Allegro, Inc. as of and for the years ended December 31, 2008 and 2007, and for the period from October 23, 2006 (inception) to December 31, 2008.

99.2
Unaudited condensed balance sheet of Symphony Allegro, Inc. as of June 30, 2009 and unaudited condensed statements of operations and cash flows for the six months ended June 30, 2009 and 2008 and for the period from October 23, 2006 (inception) to June 30, 2009.

99.3
Unaudited pro forma condensed consolidated balance sheet as of June 30, 2009 and unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2009 and for the year ended December 31, 2008.

4